UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 8, 2006

BANCORP INTERNATIONAL GROUP, INC.
(Name of business issuer in its Charter)

NEVADA	000-25261	88-0339817
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

3126 South Boulevard
Edmond, Oklahoma 73013
(Address of principal executive offices)

(405) 235-8318
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective June 8, 2006, upon the recommendation and approval of its board of directors,  Bancorp International Group, Inc. (the “Registrant”) dismissed Sherb & Co. LLP as Registrant’s independent accountants and appointed Lieberman & Associates PA as Registrant’s independent accountants, effective June 8, 2006.

The reports of Sherb & Co. LLP  on Registrant’s 2001 and 2000 consolidated financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified, as to uncertainty, audit scope, or accounting principles, except as follows:

•                                          Sherb & Co. LLP was unable to audit any accounting records for periods prior to January 1, 2000 and was not able to satisfy itself as to the carrying value of equipment and intangible assets for accounting periods prior to January 1, 2000. The equipment and intangible assets were accounted for as discontinued operations for the year ended December 31, 2000. In the opinion of Sherb & Co. LLP, except for the effects of these limitations, the financial statements for the periods ended January 1, 2000 presented fairly, in all material respects, the financial position of Registrant at December 31, 2000 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

•                                          Furthermore, as indicated in its reports accompanying the consolidated financial statements for the years ended December 31, 2001 and 2000, those financial statements were  prepared assuming that Registrant will continue as a going concern. Registrant has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about Registrant’s ability to continue as a going concern. The consolidated financial statements for the years ended December 31, 2001 and 2000 do not include any adjustments that might result from the outcome of this uncertainty.

There have been no disagreement with Sherb & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Sherb & Co. LLP, would have caused Sherb & Co. LLP to make reference to the subject matter of the disagreement in connection with its reports.

Except as otherwise provided in this report, there have been no reportable events with respect to Registrant as described at Item 304 of Regulation S-B.

On June 8, 2006, Registrant engaged Lieberman & Associates PA as its certifying accountant to audit Registrant’s consolidated financial statements. Registrant has not previously consulted with Lieberman & Associates PA on items concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements or (ii) any subject matter of a disagreement or reportable event with Sherb & Co. LLP.

Registrant is submitting a letter from Sherb & Co. LLP addressed to the Securities and Exchange Commission, dated June 12, 2006, stating whether Sherb & Co. LLP agrees with the statements contained in this report as it relates to Sherb & Co. LLP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
Not applicable.

(b)                               Pro forma financial information.
Not applicable.

(c)                                None.

(d)                               Exhibits.

16.1 Letter of Sherb & Co. LLP addressed to the Commission dated June 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP INTERNATIONAL GROUP, INC.

Date: June 20, 2006	/s/ THOMAS MEGAS
Thomas Megas
Chief Executive Officer